CONFORMED COPY







--------------------------------------------------------------------




                        THE TOLEDO EDISON COMPANY

                                   TO

                        THE CHASE MANHATTAN BANK

                                               Trustee.

                           ------------------


                    Fiftieth Supplemental Indenture
                       Dated as of May 1, 2000

                          -------------------


         (Supplemental to Indenture dated as of April 1, 1947)


                          -------------------



        First Mortgage Bonds, Pledge Series A of 2000 due 2024
        First Mortgage Bonds, Pledge Series B of 2000 due 2024




---------------------------------------------------------------------

                           TABLE OF CONTENTS

                                                                      Page
                                                                      ----

RECITALS                                                                1


                               ARTICLE I

CREATION AND DESCRIPTION OF BONDS OF 2000 PLEDGE SERIES A              14


                               ARTICLE II

CREATION AND DESCRIPTION OF BONDS OF 2000 PLEDGE SERIES B              17


                               ARTICLE III

THE TRUSTEE                                                            19


                               ARTICLE IV

MISCELLANEOUS PROVISIONS                                               20

Testimonium Clause

Company's Signatures

Trustee's Signatures

Company's Acknowledgment

Trustee's Acknowledgment

          Fiftieth Supplemental Indenture, dated as of May 1, 2000, between The Toledo Edison Company, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company"), and The Chase Manhattan Bank, a corporation existing under the laws of the State of New York (hereinafter called the "Trustee"), as Trustee.

                                RECITALS

          The Company has heretofore executed and delivered an Indenture of Mortgage and Deed of Trust dated as of April 1, 1947 (hereinafter referred to as the "Original Indenture") to The Chase National Bank of the City of New York, predecessor Trustee, to secure an issue of First Mortgage Bonds of the Company, issuable in series, and created thereunder an initial series of bonds designated as First Mortgage Bonds, 2?% Series due 1977; and

          The Company has heretofore executed and delivered to The Chase National Bank of the City of New York, predecessor Trustee, four Supplemental Indentures supplementing the Original Indenture dated, respectively, September 1, 1948, April 1, 1949, December 1, 1950 and March 1, 1954 and has heretofore executed and delivered to The Chase Manhattan Bank, which on March 31, 1955, became the Trustee under the Original Indenture by virtue of the merger of The Chase National Bank of the City of New York into President and Directors of The Manhattan Company under the name of The Chase Manhattan Bank, the Fifth and the Sixth Supplemental Indentures dated, respectively, February 1, 1956, and May 1, 1958, supplementing the Original Indenture; and

          The Chase Manhattan Bank was converted into a national banking association under the name The Chase Manhattan Bank (National Association), effective September 23, 1965; and by virtue of said conversion the continuity of the business of The Chase Manhattan Bank, including its business of acting as corporate trustee, and its corporate existence, was not affected, so that The Chase Manhattan Bank (National Association) was vested with all the trusts, powers, discretion, immunities, privileges and all other matters as were vested in said The Chase Manhattan Bank under the Indenture (hereinafter defined), with like effect as if originally named as Trustee therein; and

          The Company has heretofore executed and delivered to The Chase Manhattan Bank (National Association) 41 Supplemental Indentures dated, respectively, as follows: Seventh, August 1, 1967, Eighth, November 1, 1970, Ninth, August 1, 1972, Tenth, November 1, 1973, Eleventh, July 1, 1974, Twelfth, October 1, 1975, Thirteenth, June 1, 1976, Fourteenth, October 1, 1978, Fifteenth, September 1, 1979, Sixteenth, September 1, 1980, Seventeenth, October 1, 1980, Eighteenth, April 1, 1981, Nineteenth, November 1, 1981, Twentieth, June 1, 1982, Twenty-first, September 1, 1982, Twenty-second, April 1, 1983, Twenty-third, December 1, 1983, Twenty-fourth, April 1, 1984, Twenty-fifth, October 15, 1984, Twenty-sixth, October 15, 1984, Twenty-seventh, August 1, 1985, Twenty-eighth, August 1, 1985, Twenty-ninth, December 1, 1985, Thirtieth, March 1, 1986, Thirty-first, October 15, 1987, Thirty-second, September 15, 1988, Thirty-third, June 15, 1989, Thirty-fourth, October 15, 1989, Thirty-fifth, May 15, 1990, Thirty-sixth, March 1, 1991, Thirty-seventh, May 1, 1992, Thirty-eighth, August 1, 1992, Thirty-ninth, October 1, 1992, Fortieth, January 1, 1993, Forty-first, September 15, 1994, Forty-second, May 1, 1995, Forty-third, June 1, 1995, Forty-fourth, July 14, 1995, Forty-fifth, July 15, 1995, Forty-sixth, June 15, 1997 and Forty-seventh, August 1, 1997 supplementing the Original Indenture; and

          The Chase Manhattan Bank (National Association), Successor Trustee, was merged on July 1, 1996, with and into Chemical Bank, a New York banking corporation, which changed its name to The Chase Manhattan Bank, and which became the Trustee under the Original Indenture by virtue of such merger; and

          The Company has heretofore executed and delivered to The Chase Manhattan Bank two Supplemental Indentures dated as follows: Forty-eighth, June 1, 1998 and Forty-ninth, January 15, 2000 supplementary to the Original Indenture (the Original Indenture, all the aforementioned Supplemental Indentures, this Fiftieth Supplemental Indenture and any other indentures supplemental to the Original Indenture are herein collectively called the "Indenture" and this Fiftieth Supplemental Indenture is hereinafter called this "Supplemental Indenture"); and

          The Company covenanted in and by the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of the Original Indenture and to make subject to the lien thereof property acquired after the execution and delivery of the Original Indenture; and

          Under Article 3 of the Original Indenture, the Company is authorized to issue additional bonds upon the terms and conditions expressed in the Original Indenture; and

          The Company proposes to create two new series of First Mortgage Bonds to be designated as First Mortgage Bonds, Pledge Series A of 2000 due 2024 (hereinafter called the "Bonds of 2000 Pledge Series A") and First Mortgage Bonds, Pledge Series B of 2000 due 2024 (hereinafter called the "Bonds of 2000 Pledge Series B") with the respective denominations, rates of interest, date of maturity, redemption provisions and other provisions and agreements in respect thereof as in this Supplemental Indenture set forth; and

          The Bonds of 2000 Pledge Series A are to be issued by the Company and delivered to the Pledge Series A Collateral Agent Bank (hereinafter defined) to (i) provide for the payment of the Company's obligations to make payments to any person under the Letter of Credit and Reimbursement Agreement, dated as of May 3, 2000, among the Company, the participating banks named therein and Barclays Bank PLC, New York Branch, as Administrative Agent, Fronting Bank and Collateral Agent (such reimbursement agreement, as amended, supplemented or replaced from time to time, herein called the "Pledge Series A Reimbursement Agreement") and
(ii) to provide to such persons the benefits of the security provided for the Bonds of 2000 Pledge Series A; and

          The Company entered into the Pledge Series A Reimbursement Agreement to secure the obligation of the Company to repay the loan (hereinafter called the "Water Loan") made by the Ohio Water Development Authority (hereinafter called the "Water Authority") to the Company pursuant to a certain loan agreement, dated as of April 1, 2000, between the Water Authority and the Company to assist the Company in refunding certain bonds which had been previously issued by the Water Authority, the proceeds of which were loaned to the Company to assist in the financing of a portion of the costs of the acquisition, construction and installation of certain waste water facilities and solid waste facilities under Chapters 6121 and 6123, Ohio Revised Code, as amended; and

          The Water Loan is to be funded with proceeds derived from the sale by the Water Authority of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2000-A (The Toledo Edison Company Project) in the aggregate principal amount of $33,200,000 (hereinafter called the "Water Bonds"); and the Water Bonds are to be issued under a certain trust indenture, dated as of April 1, 2000, between the Water Authority and Fifth Third Bank, as trustee (in such capacity, hereinafter called the "Water Trustee"); and

          As used herein, the term "Pledge Series A Participating Banks" shall refer collectively to all banks which are parties to the Pledge Series A Reimbursement Agreement, the term "Pledge Series A Collateral Agent Bank" shall refer to the bank designated in the Pledge Series A Reimbursement Agreement as the party responsible for holding the Bonds of 2000 Pledge Series A as agent for the benefit of the Pledge Series A Participating Banks and the term "Pledge Series A Administrative Agent Bank" shall refer to the bank designated in the Pledge Series A Reimbursement Agreement as the Administrative Agent; and

          The Bonds of 2000 Pledge Series B are to be issued by the Company and delivered to the Pledge Series B Collateral Agent Bank (hereinafter defined) to (i) provide for the payment of the Company's obligations to make payments to any person under the Letter of Credit and Reimbursement Agreement, dated as of May 3, 2000, among the Company, the participating banks named therein and Barclays Bank PLC, New York Branch, as Administrative Agent, Fronting Bank and Collateral Agent (such reimbursement agreement, as amended, supplemented or replaced from time to time, herein called the "Pledge Series B Reimbursement Agreement") and
(ii) to provide to such persons the benefits of the security provided for the Bonds of 2000 Pledge Series B; and

          The Company entered into the Pledge Series B Reimbursement Agreement to secure the obligation of the Company to repay the loan (hereinafter called the "Air Loan") made by the Ohio Air Quality Development Authority (hereinafter called the "Air Authority") to the Company pursuant to a certain loan agreement, dated as of April 1, 2000, between the Air Authority and the Company to assist the Company in refunding certain bonds which had been previously issued by the Air Authority, the proceeds of which were loaned to the Company to assist in the financing of a portion of the costs of the acquisition, construction and installation of certain air quality facilities under Chapter 3706, Ohio Revised Code, as amended; and

          The Air Loan is to be funded with proceeds derived from the sale by the Air Authority of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2000-A (The Toledo Edison Company Project) in the aggregate principal amount of $34,100,000 (hereinafter called the "Air Bonds"); and the Air Bonds are to be issued under a certain trust indenture, dated as of April 1, 2000, between the Air Authority and Fifth Third Bank, as trustee (in such capacity, hereinafter called the "Air Trustee"); and

          As used herein, the term "Pledge Series B Participating Banks" shall refer collectively to all banks which are parties to the Pledge Series B Reimbursement Agreement, the term "Pledge Series B Collateral Agent Bank" shall refer to the bank designated in the Pledge Series B

Reimbursement Agreement as the party responsible for holding the Bonds of 2000 Pledge Series B as agent for the benefit of the Pledge Series B Participating Banks and the term "Pledge Series B Administrative Agent Bank" shall refer to the bank designated in the Pledge Series B
Reimbursement Agreement as the Administrative Agent; and

          The Company, by appropriate corporate action, has duly resolved and determined to execute this Supplemental Indenture for the purpose of providing for the creation of the Bonds of 2000 Pledge Series A and the Bonds of 2000 Pledge Series B and of specifying the form, provisions and particulars thereof as in said Original Indenture, as amended, provided or permitted, including the issuance only of fully registered bonds, and of giving to the Bonds of 2000 Pledge Series A and the Bonds of 2000 Pledge Series B the protection and security of the Indenture; and

          The text of the Bonds of 2000 Pledge Series A and the Bonds of 2000 Pledge Series B are to be substantially in the following respective forms:

        [Form of Fully Registered Bond of 2000 Pledge Series A]

     THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR AGENT BANK UNDER THE LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, DATED AS OF MAY 3, 2000, AMONG THE COMPANY, THE PARTICIPATING BANKS NAMED
          THEREIN AND BARCLAYS BANK PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FRONTING BANK AND COLLATERAL AGENT (SUCH REIMBURSEMENT AGREEMENT, AS AMENDED, SUPPLEMENTED OR REPLACED
           FROM TIME TO TIME, THE "REIMBURSEMENT AGREEMENT").


                     The Toledo Edison Company


      First Mortgage Bond, Pledge Series A of 2000 due 2024

No. R-1                                                      $33,200,000

          The Toledo Edison Company, an Ohio corporation (hereinafter called the Company), for value received, hereby promises to pay to Barclays Bank PLC, New York Branch, as Agent Bank (hereinafter defined), or registered assigns, the principal sum of Thirty-three Million, Two Hundred Thousand Dollars ($33,200,000), in whole or in installments on such date or dates as the Company has any obligations under the Reimbursement Agreement to pay amounts in respect of principal of any demand loan, Tender Advance (as defined in the Reimbursement Agreement) or unreimbursed drawing under the Letter of Credit (as defined in the Reimbursement Agreement), in the amount of such obligations then due, but no later than May 1, 2024, at the same place or places as reimbursement and repayment obligations under the Reimbursement Agreement are payable, in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency to the registered owner hereof at said place or places at such rate per annum on each interest payment date (hereinafter defined) as shall cause the amount of interest payable on such interest payment date on the Bonds of this Series (hereinafter defined) to equal the sum of
(a) the amount of interest payable on such interest payment date on the Authority Bonds (hereinafter defined) and (b) the amount of interest, commissions and fees payable on such interest payment date under the Reimbursement Agreement. Such interest shall be payable on the same dates as interest is payable on said Authority Bonds and on the same dates as interest, commissions or fees are payable from time to time pursuant to the Reimbursement Agreement (each such date hereinafter called an "interest payment date"), until maturity of this Bond, or, if the Agent Bank (hereinafter defined) or the Administrative Agent (as defined in the Reimbursement Agreement) on behalf of the Required Banks (as defined in the Reimbursement Agreement) shall demand redemption of this Bond, until the redemption date, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture (hereinafter defined). The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed (x) by the Authority Trustee (hereinafter defined) on the Authority Bonds, in the case of the amount described in clause (a) of the second preceding sentence, and (y) as set forth in the Reimbursement Agreement, in the case of the amount described in clause
(b) of the second preceding sentence; provided, however, that the aggregate amount of interest payable on any interest payment date under clauses (a) and (b) of the second preceding sentence shall not exceed an amount which results in an interest rate of more than 10% per annum on the aggregate principal amount of the Bonds of this Series outstanding from time to time. Notwithstanding the provisions of the next preceding two sentences, if an event of default shall occur under the Reimbursement Agreement, then the Bonds of this Series shall bear interest at the rate of 10% per annum, payable on each interest payment date (which, in the event of such an event of default shall include each date on which interest, commissions or fees are payable by the Company under the Reimbursement Agreement).

          Except as hereinafter provided, this Bond shall bear interest
(a) from the interest payment date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial issue.

          This Bond is one of the Bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of said Indenture, may afford additional security for the Bonds of any particular series) by a certain Indenture of Mortgage and Deed of Trust, dated as of April 1, 1947 (hereinafter called the "Original Indenture"), made by the Company to The Chase National Bank of the City of New York (The Chase Manhattan Bank, successor), as Trustee (hereinafter called the "Trustee"), and by certain indentures supplemental thereto, including the Fiftieth Supplemental Indenture dated as of May 1, 2000 (the Original Indenture and said indentures supplemental thereto herein collectively called the "Indenture" and said Fiftieth Supplemental Indenture hereinafter called the "Supplemental Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee and the holders of said Bonds and of the coupons appurtenant to coupon Bonds under the Indenture and the terms and conditions upon which said Bonds are and are to be issued and secured, to all of the provisions of which Indenture and of all such supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of Bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this Bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said Bonds and coupons (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the Bonds then outstanding, such percentage being determined as provided in the Indenture; provided, however, that in case such changes and modifications affect one or more but less than all series of Bonds then outstanding, they shall be required to be adopted only by the affirmative vote of the holders of at least 75% in aggregate principal amount of outstanding Bonds of such one or more series so affected; and further provided, that without the consent of the holder hereof no such change or modification shall be made which will extend the time of payment of the principal of, or of the interest or premium, if any, on this Bond or reduce the principal amount hereof or the rate of interest or the premium, if any, hereon, or affect any other modification of the terms of payment of such principal or interest or premium, if any, or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive the holder hereof of the benefit of a lien upon the mortgaged property for the security of this Bond, or will reduce the percentage of Bonds required for the adoption of changes or modifications as aforesaid.

          This Bond is the only Bond of a series of Bonds designated as the First Mortgage Bonds, Pledge Series A of 2000 due 2024, of the Company (herein called the "Bonds of this Series") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $33,200,000, and is issued under and secured by the Supplemental Indenture.

          The Bonds of this Series have been issued by the Company to the Agent Bank to (i) provide for the payment of the Company's obligations to make payments to any person under the Reimbursement Agreement and (ii) provide to such persons the benefits of the security provided for the Bonds of this Series. The Reimbursement Agreement has been entered into by the Company to secure the obligation of the Company to repay the loan (herein called the "Authority Loan") made by the Ohio Water Development Authority (the "Authority") to the Company pursuant to a certain loan agreement, dated as of April 1, 2000, between the Authority and the Company to assist the Company in refunding certain bonds which had been previously issued by the Authority, the proceeds of which were loaned to the Company to assist in the financing of a portion of the costs of the acquisition, construction and installation of certain facilities comprising waste water facilities and solid waste facilities under Chapters 6121 and 6123, Ohio Revised Code, as amended. To provide funds for the Authority Loan, the Authority will issue one or more series of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2000-A (The Toledo Edison Company Project) in an aggregate principal amount of not more than $33,200,000 (herein called the "Authority Bonds") under a certain trust indenture, dated as of April 1, 2000, between the Authority and Fifth Third Bank, as trustee (herein called the "Authority Trustee").

          As used herein, the term "Agent Bank" shall refer to the bank designated in the Reimbursement Agreement as the party responsible for holding the Bonds of this Series as agent for the benefit of the Participating Banks. As used herein, the term "Participating Banks" shall refer to the Fronting Bank, the Administrative Agent, the Collateral Agent and the Banks (each as defined in the Reimbursement Agreement). The Bonds of this Series have been delivered to the Agent Bank as agent for the Participating Banks.

          Any payment made in respect of the Company's obligations under the Reimbursement Agreement shall be deemed a payment in like amount in respect of the principal of or interest on the Bonds of this Series, as applicable, but such payment shall not reduce the principal amount of the Bonds of this Series unless the sum of (a) the Available Amount (as defined in the Reimbursement Agreement) plus (b) the aggregate principal amount of demand loans and Tender Advances (as defined in the Reimbursement Agreement) then outstanding under the Reimbursement Agreement is irrevocably and permanently reduced concurrently with such payment. In the event that all of the Company's obligations under the Reimbursement Agreement have been discharged, this Bond shall be deemed paid in full and shall be surrendered to the Trustee for cancellation.

          The Bonds of this Series are subject to redemption prior to maturity as provided in Section 9 of Article I of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, any accrued and unpaid interest and all other amounts payable by the Company under the Reimbursement Agreement.

          The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

          No recourse under or upon any covenant or obligation of the Indenture, or of any indenture supplemental thereto, or of this Bond, for the payment of the principal of or the interest on this Bond, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, of the Company, whether former, present or future, either directly or indirectly through the Company or any predecessor or successor corporation or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute, or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this Bond, and being likewise waived and released by the terms of the Indenture.

          This Bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by The Chase Manhattan Bank or its successor, as Trustee under the Indenture.

          In Witness Whereof, The Toledo Edison Company has caused this Bond to be signed in its name by its President or a Vice-President and its corporate seal to be impressed or imprinted hereon and attested by its Corporate Secretary or an Assistant Corporate Secretary.

Dated                          The Toledo Edison Company
                               By
                                 -------------------------------
                                                  Vice President



Attest:


--------------------------
       Corporate Secretary

          [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This Bond is one of the Bonds of the series designated herein, described in the within-mentioned Indenture.

                             The Chase Manhattan Bank,
                               as Trustee


                             By
                               ------------------------------
                                           Authorized Officer


          [End of Form of Bond of 2000 Pledge Series A]


[Form of Fully Registered Bond of 2000 Pledge Series B]


     THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR AGENT BANK UNDER THE LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, DATED AS OF MAY 3, 2000, AMONG THE COMPANY, THE PARTICIPATING BANKS NAMED
          THEREIN AND BARCLAYS BANK PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FRONTING BANK AND COLLATERAL AGENT (SUCH REIMBURSEMENT AGREEMENT, AS AMENDED, SUPPLEMENTED OR REPLACED
           FROM TIME TO TIME, THE "REIMBURSEMENT AGREEMENT".



                       The Toledo Edison Company

         First Mortgage Bond, Pledge Series B of 2000 due 2024

No. R-1                                                      $34,100,000

          The Toledo Edison Company, an Ohio corporation (hereinafter called the Company), for value received, hereby promises to pay to Barclays Bank PLC, New York Branch, as Agent Bank (hereinafter defined), or registered assigns, the principal sum of Thirty-four Million, One Hundred Thousand Dollars ($34,100,000), in whole or in installments on such date or dates as the Company has any obligations under the Reimbursement Agreement to pay amounts in respect of principal of any demand loan, Tender Advance (as defined in the Reimbursement Agreement) or unreimbursed drawing under the Letter of Credit (as defined in the Reimbursement Agreement), in the amount of such obligations then due, but no later than May 1, 2024, at the same place or places as reimbursement and repayment obligations under the Reimbursement Agreement are payable, in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency to the registered owner hereof at said place or places at such rate per annum on each interest payment date (hereinafter defined) as shall cause the amount of interest payable on such interest payment date on the Bonds of this Series (hereinafter defined) to equal the sum of (a) the amount of interest payable on such interest payment date on the Authority Bonds (hereinafter defined) and (b) the amount of interest, commissions and fees payable on such interest payment date under the Reimbursement Agreement. Such interest shall be payable on the same dates as interest is payable on said Authority Bonds and on the same dates as interest, commissions or fees are payable from time to time pursuant to the Reimbursement Agreement (each such date hereinafter called an "interest payment date"), until maturity of this Bond, or, if the Agent Bank (hereinafter defined) or the Administrative Agent (as defined in the Reimbursement Agreement) on behalf of the Required Banks (as defined in the Reimbursement Agreement) shall demand redemption of this Bond, until the redemption date, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture (hereinafter defined). The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed (x) by the Authority Trustee (hereinafter defined) on the Authority Bonds, in the case of the amount described in clause (a) of the second preceding sentence, and (y) as set forth in the Reimbursement Agreement, in the case of the amount described in clause (b) of the second preceding sentence; provided, however, that the aggregate amount of interest payable on any interest payment date under clauses (a) and (b) of the next preceding sentence shall not exceed an amount which results in an interest rate of more than 10% per annum on the aggregate principal amount of the Bonds of this Series outstanding from time to time. Notwithstanding the provisions of the next preceding two sentences, if an event of default shall occur under the Reimbursement Agreement, then the Bonds of this Series shall bear interest at the rate of 10% per annum, payable on each interest payment date (which, in the event of such an event of default shall include each date on which interest, commissions or fees are payable by the Company under the Reimbursement Agreement).

          Except as hereinafter provided, this Bond shall bear interest
(a) from the interest payment date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial issue.

          This Bond is one of the Bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of said Indenture, may afford additional security for the Bonds of any particular series) by a certain Indenture of Mortgage and Deed of Trust, dated as of April 1, 1947 (hereinafter called the "Original Indenture"), made by the Company to The Chase National Bank of the City of New York (The Chase Manhattan Bank, successor), as Trustee (hereinafter called the "Trustee"), and by certain indentures supplemental thereto, including the Fiftieth Supplemental Indenture dated as of May 1, 2000 (the Original Indenture and said indentures supplemental thereto herein collectively called the "Indenture" and said Fiftieth Supplemental Indenture hereinafter called the "Supplemental Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee and the holders of said Bonds and of the coupons appurtenant to coupon Bonds under the Indenture and the terms and conditions upon which said Bonds are and are to be issued and secured, to all of the provisions of which Indenture and of all such supplemental indentures in respect of such security, including the provisions of the Indenture permitting the issue of Bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this Bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said Bonds and coupons (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the Bonds then outstanding, such percentage being determined as provided in the Indenture; provided, however, that in case such changes and modifications affect one or more but less than all series of Bonds then outstanding, they shall be required to be adopted only by the affirmative vote of the holders of at least 75% in aggregate principal amount of outstanding Bonds of such one or more series so affected; and further provided, that without the consent of the holder hereof no such change or modification shall be made which will extend the time of payment of the principal of, or of the interest or premium, if any, on this Bond or reduce the principal amount hereof or the rate of interest or the premium, if any, hereon, or affect any other modification of the terms of payment of such principal or interest or premium, if any, or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive the holder hereof of the benefit of a lien upon the mortgaged property for the security of this Bond, or will reduce the percentage of Bonds required for the adoption of changes or modifications as aforesaid.

          This Bond is the only Bond of a series of Bonds designated as the First Mortgage Bonds, Pledge Series B of 2000 due 2024, of the Company (herein called the "Bonds of this Series") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $34,100,000, and is issued under and secured by the Supplemental Indenture.

          The Bonds of this Series have been issued by the Company to the Agent Bank to (i) provide for the payment of the Company's obligations to make payments to any person under the Reimbursement Agreement and (ii) provide to such persons the benefits of the security provided for the Bonds of this Series. The Reimbursement Agreement has been entered into by the Company to secure the obligation of the Company to repay the loan (herein called the "Authority Loan") made by the Ohio Air Quality Development Authority (the "Authority") to the Company pursuant to a certain loan agreement, dated as of April 1, 2000, between the Authority and the Company to assist the Company in refunding certain bonds which had been previously issued by the Authority, the proceeds of which were loaned to the Company to assist in the financing of a portion of the costs of the acquisition, construction and installation of certain facilities comprising air quality facilities under Chapter 3706, Ohio Revised Code, as amended. To provide funds for the Authority Loan, the Authority will issue one or more series of State of Ohio Pollution Control Revenue Refunding Bonds, Series 2000-A (The Toledo Edison Company Project) in an aggregate principal amount of not more than $34,100,000 (herein called the "Authority Bonds") under a certain trust indenture, dated as of April 1, 2000, between the Authority and Fifth Third Bank, as trustee (herein called the "Authority Trustee").

          As used herein, the term "Agent Bank" shall refer to the bank designated in the Reimbursement Agreement as the party responsible for holding the Bonds of this Series as agent for the benefit of the Participating Banks. As used herein, the term "Participating Banks" shall refer to the Fronting Bank, the Administrative Agent, the Collateral Agent and the Banks (each as defined in the Reimbursement Agreement). The Bonds of this Series have been delivered to the Agent Bank as agent for the Participating Banks.

          Any payment made in respect of the Company's obligations under the Reimbursement Agreement shall be deemed a payment in like amount in respect of the principal of or interest on the Bonds of this Series, as applicable, but such payment shall not reduce the principal amount of the Bonds of this Series unless the sum of (a) the Available Amount (as defined in the Reimbursement Agreement) plus (b) the aggregate principal amount of demand loans and Tender Advances (as defined in the Reimbursement Agreement) then outstanding under the Reimbursement Agreement is irrevocably and permanently reduced concurrently with such payment. In the event that all of the Company's obligations under the Reimbursement Agreement have been discharged, this Bond shall be deemed paid in full and shall be surrendered to the Trustee for cancellation.

          The Bonds of this Series are subject to redemption prior to maturity as provided in Section 9 of Article II of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, any accrued and unpaid interest and all other amounts payable by the Company under the Reimbursement Agreement.

          The principal of this Bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

          No recourse under or upon any covenant or obligation of the Indenture, or of any indenture supplemental thereto, or of this Bond, for the payment of the principal of or the interest on this Bond, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, of the Company, whether former, present or future, either directly or indirectly through the Company or any predecessor or successor corporation or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any constitution, statute, or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this Bond, and being likewise waived and released by the terms of the Indenture.

          This Bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by The Chase Manhattan Bank or its successor, as Trustee under the Indenture.

          In Witness Whereof, The Toledo Edison Company has caused this Bond to be signed in its name by its President or a Vice-President and its corporate seal to be impressed or imprinted hereon and attested by its Corporate Secretary or an Assistant Corporate Secretary.

Dated                          The Toledo Edison Company


                               By
                                 ------------------------------
                                                 Vice President


Attest:


------------------------
     Corporate Secretary

           [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This Bond is one of the Bonds of the series designated herein, described in the within-mentioned Indenture.

                               The Chase Manhattan Bank,
                                 as Trustee


                               By
                                 ---------------------------------
                                                Authorized Officer


             [End of Form of Bond of 2000 Pledge Series B]

          All conditions and requirements necessary to make this Supplemental Indenture a valid, legal and binding instrument in accordance with its terms and to make the Bonds of 2000 Pledge Series A and the Bonds of 2000 Pledge Series B, when duly executed by the Company and authenticated and delivered by the Trustee, and duly issued, the valid, binding and legal obligations of the Company, have been done and performed, and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized.

          Now, Therefore, This Supplemental Indenture Witnesseth: That The Toledo Edison Company, the Company herein named, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, does hereby covenant and agree to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the bonds to be issued hereunder and thereunder, as hereinafter provided, as follows:

                               ARTICLE I

       CREATION AND DESCRIPTION OF BONDS OF 2000 PLEDGE SERIES A

          Section 1. A new series of bonds to be issued under and secured by the Indenture is hereby created, to be designated as "First Mortgage Bonds, Pledge Series A of 2000 due 2024" (such bonds herein referred to as the "Bonds of 2000 Pledge Series A"). The Bonds of 2000 Pledge Series A shall be limited to an aggregate principal amount of $33,200,000. The Bonds of 2000 Pledge Series A shall be substantially in the form hereinbefore recited.

          Section 2. The principal of all Bonds of 2000 Pledge Series A shall be payable in whole or in installments on such date or dates as the Company has any obligations under the Pledge Series A Reimbursement Agreement to pay amounts in respect of principal of any demand loan, Tender Advance (as defined in the Pledge Series A Reimbursement Agreement) or unreimbursed drawing under a Letter of Credit (as defined in the Pledge Series A Reimbursement Agreement), in the amount of such obligations then due, but not later than May 1, 2024, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date (hereinafter defined) as shall cause the amount of interest payable on each interest payment date on the Bonds of 2000 Pledge Series A to equal the sum of (a) the amount of interest payable on such interest payment date on the Water Bonds and (b) the amount of interest, commissions and fees payable on such interest payment date under the Pledge Series A Reimbursement Agreement. Such interest shall be payable on the same dates as interest is payable on the Water Bonds and on the same dates as interest, commissions or fees are payable from time to time pursuant to the Pledge Series A Reimbursement Agreement (each such date herein called an "interest payment date"), until the maturity of the Bonds of 2000 Pledge Series A, or, in the case the Pledge Series A Collateral Agent Bank or the Pledge Series A Administrative Agent Bank, on behalf of the Required Banks (as defined in the Pledge Series A Reimbursement Agreement), shall demand redemption of any such Bonds, until the redemption date, or, in the case of any default by the Company in the payment of the principal due on any such Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed (x) by the Water Trustee on the Water Bonds, in the case of the amount described in clause (a) of the second preceding sentence, and (y) as set forth in the Pledge Series A Reimbursement Agreement, in the case of the amount described in clause
(b) of the second preceding sentence; provided, however, that the aggregate amount of interest payable on any interest payment date under clauses (a) and (b) of the second preceding sentence shall not exceed an amount which results in an interest rate of more than 10% per annum on the aggregate principal amount of the Bonds of 2000 Pledge Series A outstanding from time to time.

          Notwithstanding the provisions of the next preceding paragraph, if an event of default shall occur under the Pledge Series A Reimbursement Agreement, then the Bonds of 2000 Pledge Series A shall bear interest at the rate of 10% per annum, payable on each interest payment date (which, in the event of such an event of default shall include each date on which interest, commissions or fees are payable by the Company under the Pledge Series A Reimbursement Agreement).

          Except as hereinafter provided, each Bond of 2000 Pledge Series A shall bear interest (a) from the interest payment date next preceding the date of such Bond to which interest has been paid, or (b) if the date of such Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid thereon, then from the date of initial issue. The Trustee may rely upon the certification of the Water Trustee of the interest rate of, interest payment dates of and basis on which interest is computed for, the Water Bonds and upon the certification of the Pledge Series A Collateral Agent Bank or the Pledge Series A Administrative Agent Bank of the interest rates, commissions, fees, number of days interest has accrued, interest payment dates of and basis on which interest, commissions and fees are computed under the Pledge Series A Reimbursement Agreement, in each case from time to time as necessary to enable the Trustee to determine for the Bonds of 2000 Pledge Series A their corresponding interest rate, interest payment dates and basis on which interest shall be computed.

          Section 3. The Bonds of 2000 Pledge Series A shall be payable as to principal and interest at the same place or places as payments are required to be made by the Company under the Pledge Series A Reimbursement Agreement; and principal and interest shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

          Section 4. The Bonds of 2000 Pledge Series A shall be issued only as one fully registered Bond in the denomination of $33,200,000.

          Section 5. The Bonds of 2000 Pledge Series A shall be transferable only to a successor Pledge Series A Collateral Agent Bank under the Pledge Series A Reimbursement Agreement in the manner and upon the terms set forth in 2.05 of the Original Indenture, but notwithstanding the provisions of 2.08 of the Original Indenture, no charge shall be made upon any transfer or exchange of Bonds of 2000 Pledge Series A other than for any tax or taxes or other governmental charge required to be paid by the Company.

          Section 6. The Bonds of 2000 Pledge Series A shall be registered in the name of the Pledge Series A Collateral Agent Bank.

          Section 7. Any payment made in respect of the Company's obligations under the Pledge Series A Reimbursement Agreement shall be deemed a payment in like amount in respect of the principal of or interest on the Bonds of 2000 Pledge Series A, as applicable, but such payment shall not reduce the principal amount of the Bonds of 2000 Pledge Series A unless the sum of (a) the Available Amount (as defined in the Pledge Series A Reimbursement Agreement) plus (b) the aggregate principal amount of demand loans and Tender Advances (as defined in the Pledge Series A Reimbursement Agreement) then outstanding under the Pledge Series A Reimbursement Agreement is irrevocably and permanently reduced concurrently with such payment. In the event that all of the Company's obligations under the Pledge Series A Reimbursement Agreement have been discharged, the Bonds of 2000 Pledge Series A shall be deemed to be paid in full.

          Section 8. The Bonds of 2000 Pledge Series A may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Original Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.

          Section 9. The Bonds of 2000 Pledge Series A shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus any accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Pledge Series A Collateral Agent Bank or the Pledge Series A Administrative Agent Bank at the direction of the Required Banks (as defined in the Pledge Series A Reimbursement Agreement) for redemption of all Bonds of 2000 Pledge Series A held by the Pledge Series A Collateral Agent Bank stating that an "Event of Default" under the Pledge Series A Reimbursement Agreement has occurred and is continuing and that payment of the Tender Advances and all other principal amounts outstanding under the Pledge Series A Reimbursement Agreement, all interest thereon and all other amounts payable thereunder are due and payable after demand therefor by the Pledge Series A Administrative Agent Bank or the Required Banks or are then due and payable; provided, however, that the Bonds of 2000 Pledge Series A shall not be redeemed in the event that prior to the date of such redemption the Trustee shall have received a certificate of the Pledge Series A Collateral Agent Bank or the Pledge Series A Administrative Agent Bank at the direction of the Required Banks (a) stating that there has been a waiver of such Event of Default or (b) withdrawing said written demand. Upon receipt of such demand, the Trustee shall promptly notify the Company in writing that such Event of Default has occurred and is continuing and that payment of such amounts is due and payable after demand therefor by the Pledge Series A Administrative Agent Bank or the Required Banks or is then due and payable. The redemption of the Bonds of 2000 Pledge Series A shall be made forthwith upon receipt by the Company of such notification from the Trustee or notification of such required redemption from the Pledge Series A Collateral Agent Bank or the Pledge Series A Administrative Agent Bank.


                                 ARTICLE II

         CREATION AND DESCRIPTION OF BONDS OF 2000 PLEDGE SERIES B

          Section 1. A new series of bonds to be issued under and secured by the Indenture is hereby created, to be designated as "First Mortgage Bonds, Pledge Series B of 2000 due 2024" (such bonds herein referred to as the "Bonds of 2000 Pledge Series B"). The Bonds of 2000 Pledge Series B shall be limited to an aggregate principal amount of $34,100,000. The Bonds of 2000 Pledge Series B shall be substantially in the form hereinbefore recited.

          Section 2. The principal of all Bonds of 2000 Pledge Series B shall be payable in whole or in installments on such date or dates as the Company has any obligations under the Pledge Series B Reimbursement Agreement to pay amounts in respect of principal of any demand loan, Tender Advance (as defined in the Pledge Series B Reimbursement Agreement) or unreimbursed drawing under a Letter of Credit (as defined in the Pledge Series B Reimbursement Agreement), in the amount of such obligations then due, but not later than May 1, 2024, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date (hereinafter defined) as shall cause the amount of interest payable on each interest payment date on the Bonds of 2000 Pledge Series B to equal the sum of (a) the amount of interest payable on such interest payment date on the Air Bonds and (b) the amount of interest, commissions and fees payable on such interest payment date under the Pledge Series B Reimbursement Agreement. Such interest shall be payable on the same dates as interest is payable on the Air Bonds and on the same dates as interest, commissions or fees are payable from time to time pursuant to the Pledge Series B Reimbursement Agreement (each such date herein called an "interest payment date"), until the maturity of the Bonds of 2000 Pledge Series B, or, in the case the Pledge Series B Collateral Agent Bank or the Pledge Series B Administrative Agent Bank, on behalf of the Required Banks (as defined in the Pledge Series B Reimbursement Agreement), shall demand redemption of any such Bonds, until the redemption date, or, in the case of any default by the Company in the payment of the principal due on any such Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed (x) by the Air Trustee on the Air Bonds, in the case of the amount described in clause
(a) of the second preceding sentence, and (y) as set forth in the Pledge Series B Reimbursement Agreement, in the case of the amount described in clause (b) of the second preceding sentence;

provided, however, that the aggregate amount of interest payable on any interest payment date under clauses (a) and (b) of the second preceding sentence shall not exceed an amount which results in an interest rate of more than 10% per annum on the aggregate principal amount of the Bonds of 2000 Pledge Series B outstanding from time to time.

          Notwithstanding the provisions of the next preceding paragraph, if an event of default shall occur under the Pledge Series B Reimbursement Agreement, then the Bonds of 2000 Pledge Series B shall bear interest at the rate of 10% per annum, payable on each interest payment date (which, in the event of such an event of default shall include each date on which interest, commissions or fees are payable by the Company under the Pledge Series B Reimbursement Agreement).

          Except as hereinafter provided, each Bond of 2000 Pledge Series B shall bear interest (a) from the interest payment date next preceding the date of such Bond to which interest has been paid, or (b) if the date of such Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid thereon, then from the date of initial issue. The Trustee may rely upon the certification of the Air Trustee of the interest rate of, interest payment dates of and basis on which interest is computed for, the Air Bonds and upon the certification of the Pledge Series B Collateral Agent Bank or the Pledge Series B Administrative Agent Bank of the interest rates, commissions, fees, number of days interest has accrued, interest payment dates of and basis on which interest, commissions and fees are computed under the Pledge Series B Reimbursement Agreement, in each case from time to time as necessary to enable the Trustee to determine for the Bonds of 2000 Pledge Series B their corresponding interest rate, interest payment dates and basis on which interest shall be computed.

          Section 3. The Bonds of 2000 Pledge Series B shall be payable as to principal and interest at the same place or places as payments are required to be made by the Company under the Pledge Series B Reimbursement Agreement; and principal and interest shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

          Section 4. The Bonds of 2000 Pledge Series B shall be issued only as one fully registered Bond in the denomination of $34,100,000.

          Section 5. The Bonds of 2000 Pledge Series B shall be transferable only to a successor Pledge Series B Collateral Agent Bank under the Pledge Series B Reimbursement Agreement in the manner and upon the terms set forth in 2.05 of the Original Indenture, but notwithstanding the provisions of 2.08 of the Original Indenture, no charge shall be made upon any transfer or exchange of Bonds of 2000 Pledge Series B other than for any tax or taxes or other governmental charge required to be paid by the Company.

          Section 6. The Bonds of 2000 Pledge Series B shall be registered in the name of the Pledge Series B Collateral Agent Bank.

          Section 7. Any payment made in respect of the Company's obligations under the Pledge Series B Reimbursement Agreement shall be deemed a payment in like amount in respect of the principal of or interest on the Bonds of 2000 Pledge Series B, as applicable, but such payment shall not reduce the principal amount of the Bonds of 2000 Pledge Series B unless the sum of (a) the Available Amount (as defined in the Pledge Series B Reimbursement Agreement) plus (b) the aggregate principal amount of demand loans and Tender Advances (as defined in the Pledge Series B Reimbursement Agreement) then outstanding under the Pledge Series B Reimbursement Agreement is irrevocably and permanently reduced concurrently with such payment. In the event that all of the Company's obligations under the Pledge Series B Reimbursement Agreement have been discharged, the Bonds of 2000 Pledge Series B shall be deemed to be paid in full.

          Section 8. The Bonds of 2000 Pledge Series B may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Original Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.

          Section 9. The Bonds of 2000 Pledge Series B shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus any accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Pledge Series B Collateral Agent Bank or the Pledge Series B Administrative Agent Bank at the direction of the Required Banks (as defined in the Pledge Series B Reimbursement Agreement) for redemption of all Bonds of 2000 Pledge Series B held by the Pledge Series B Collateral Agent Bank stating that an "Event of Default" under the Pledge Series B Reimbursement Agreement has occurred and is continuing and that payment of the Tender Advances and all other principal amounts outstanding under the Pledge Series B Reimbursement Agreement, all interest thereon and all other amounts payable thereunder are due and payable after demand therefor by the Pledge Series B Administrative Agent Bank or the Required Banks or are then due and payable; provided, however, that the Bonds of 2000 Pledge Series B shall not be redeemed in the event that prior to the date of such redemption the Trustee shall have received a certificate of the Pledge Series B Collateral Agent Bank or the Pledge Series B Administrative Agent Bank at the direction of the Required Banks
(a) stating that there has been a waiver of such Event of Default or (b) withdrawing said written demand. Upon receipt of such demand, the Trustee shall promptly notify the Company in writing that such Event of Default has occurred and is continuing and that payment of such amounts is due and payable after demand therefor by the Administrative Agent or the Required Banks or is then due and payable. The redemption of the Bonds of 2000 Pledge Series B shall be made forthwith upon receipt by the Company of such notification from the Trustee or notification of such required redemption from the Pledge Series B Collateral Agent Bank or the Pledge Series B Administrative Agent Bank.

                               ARTICLE III

                              THE TRUSTEE


          The Trustee accepts the trusts created by this Supplemental Indenture upon the terms and conditions in the Original Indenture and in this Supplemental Indenture set forth. The recitals in this Supplemental Indenture are made by the Company only and not by the Trustee. Each and every term and condition contained in Article 13 of the Original Indenture shall apply to this

Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

          For purposes of this Supplemental Indenture (a) the Trustee may conclusively rely and shall be protected in acting upon the written demand from, or certificate of, the Pledge Series A Collateral Agent Bank, the Pledge Series B Collateral Agent Bank, the Pledge Series A Administrative Agent Bank, the Pledge Series B Administrative Agent Bank, the Water Trustee or the Air Trustee, as applicable, or any officer's certificate or opinion of counsel, as to the truth of the statements and the correctness of the opinions expressed therein, without independent investigation or verification thereof, subject to Article 13 of the Indenture and (b) a written demand from, or certificate of, the Pledge Series A Collateral Agent Bank, the Pledge Series B Collateral Agent Bank, the Pledge Series A Administrative Agent Bank, the Pledge Series B Administrative Agent Bank, the Water Trustee or the Air Trustee shall mean a written demand or certificate executed by the president, any vice president or any authorized officer of the Pledge Series A Collateral Agent Bank, the Pledge Series B Collateral Agent Bank, the Pledge Series A Administrative Agent Bank, the Pledge Series B Administrative Agent Bank, the Water Trustee or the Air Trustee, as the case may be.

                              ARTICLE IV

                       MISCELLANEOUS PROVISIONS

          Section 1. The Original Indenture, as heretofore supplemented, is in all respects ratified and confirmed, and the Original Indenture, this Supplemental Indenture and all other indentures supplemental to the Original Indenture shall be read, taken and construed as one and the same instrument. Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Indenture on any of the property subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture. All covenants and provisions of the Original Indenture, except as modified by this Supplemental Indenture and all other indentures supplemental to the Original Indenture, shall continue in full force and effect for the respective periods of time therein specified, and this Supplemental Indenture shall form part of the Indenture. All terms defined in Article 1 of the Original Indenture shall, for all purposes of this Supplemental Indenture, have the meanings in said
Article 1 specified, except as modified by this Supplemental Indenture and all other indentures supplemental to the Original Indenture and unless the context otherwise requires.

          Section 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          In Witness Whereof, The Toledo Edison Company has caused its corporate name to be hereunto affixed and this instrument to be signed by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Corporate Secretary or an Assistant Corporate Secretary for and in its behalf and The Chase Manhattan Bank, as Trustee, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, this instrument to be signed by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary or any other authorized officer for and on its behalf, all as of the day and year first above written.

                             The Toledo Edison Company


                             By  /s/ Richard H. Marsh
                                --------------------------------
                                Richard H. Marsh, Vice President

[Seal]

      Attest:  /s/ Nancy C. Ashcom
             ------------------------------------
               Nancy C. Ashcom, Corporate Secretary


      Signed, sealed and acknowledged on behalf of The Toledo Edison Company in the presence of

    /s/ Edward J. Udovich
    ------------------------------
    Edward J. Udovich

    /s/ Carmen E. Britt
    ------------------------------
    Carmen E. Britt
    As witnesses


                              The Chase Manhattan Bank,
                                 as Trustee


                              By  /s/ James P. Freeman
                                --------------------------------
                                James P. Freeman, Vice President


Attest:  /s/ William G. Keenan
       --------------------------------
       William G. Keenan

Signed, sealed and acknowledged on behalf of The Chase Manhattan Bank in the presence of

    /s/ Donna Fitzsimmons                       [Seal]
    -----------------------------------
    Donna Fitzsimmons

    /s/ Della K. Benjamin
    -----------------------------------
    Della K. Benjamin
    As witnesses

State of Ohio        )
                     )  ss.:
County of SUMMIT     )

          On this 28th day of April, 2000, before me personally appeared Richard H. Marsh and Nancy C. Ashcom to me personally known, who being by me severally duly sworn, did say that they are a Vice President and the Corporate Secretary, respectively, of The Toledo Edison Company, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to be the free act and deed of said corporation.


                            /s/  Kathleen Anne Grant    [Seal]
                            ---------------------------
                                 Notary Public
                            Kathleen Anne Grant
                            Notary Public, State of Ohio
                            Resident of Summit County
                            My Commission Expires May 5, 2004



State of New York   )
                    )  ss.:
County of New York  )

          On this 28th day of April, 2000 before me personally appeared James P. Freeman and William G. Keenan to me personally known, who being by me severally duly sworn, did say that they are a Vice President and a Trust Officer, respectively, of The Chase Manhattan Bank, that the seal affixed to the foregoing instrument is the corporate seal of said Corporation and that said instrument was signed and sealed in behalf of said a Corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to be the free act and deed of said Corporation.


                            /s/ Emily Fayan           [Seal]
                            -------------------------
                            Notary Public
                            Emily Fayan
                            Notary Public, State of New York
                            No. 24-4797006
                            Qualified in Kings County
                            Certificate Filed in New York County
                            Commission expires December 31, 2001





20
63231034.04


S-20
63231034.04